UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2010

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 South Lake Avenue, Suite 703, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On May 27, 2010, Arrowhead Research Corporation (the “Company”) and R. Bruce Stewart, the Company’s Executive Chairman entered into an agreement to amend the terms of his employment. Effective June 1, 2010, Mr. Stewart’s annual salary will be $50,000, reduced from $250,000. Pursuant to the agreement, the terms of each of Mr. Stewart’s previously granted stock options were amended to provide that any such option shall remain exercisable by Mr. Stewart following termination of service with the Company for the remaining term of such stock option.

Item 9.01	Exhibits

10.1	Letter Agreement between Arrowhead Research Corporation and R. Bruce Stewart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2010

ARROWHEAD RESEARCH CORPORATION

By:	/s/ KENNETH MYSZKOWSKI
Kenneth Myszkowski
Chief Financial Officer